EXHIBIT 99
UNITED COMMUNITY FINANCIAL CORP.
275 West Federal Street
Youngstown, Ohio 44503-1203
FOR IMMEDIATE RELEASE
Contact:
Patrick A. Kelly
Chief Financial Officer
(330) 742-2592
United Community Financial Corp. Announces Financial Results for 2007.
YOUNGSTOWN, Ohio (March 26, 2008) — United Community Financial Corp. (Company) (Nasdaq: UCFC), holding company of The Home Savings and Loan Company (Home Savings) and Butler Wick Corp. (Butler Wick), today reported revised unaudited financial results for 2007 to reflect additional loan loss reserves and a subsequent increase in the provision for loan losses.
Following a report to management by the Federal Deposit Insurance Corporation and the Ohio Division of Financial Institutions on the asset quality portion of the current regulatory examination, the Company has elected to establish an additional loan loss reserve of approximately $3.3 million, after tax, as of December 31, 2007. The examination process has not been completed, and a final report on asset quality and other aspects of the examination has not been presented.
UCFC previously reported a consolidated net loss for the quarter ended December 31, 2007, of $3.8 million, or $(0.13) per diluted share. After the additional reserves, consolidated net loss for the quarter ended December 31, 2007, was $7.1 million, or $(0.25) per diluted share. Previously reported net income for the year ended December 31, 2007, was $7.4 million, or $0.25 per diluted share. After the additional reserves, consolidated net income for the year ended December 31, 2007, was $4.1 million, or $0.14 per diluted share.
The Company expects to file its Annual Report on Form 10-K for the year ended December 31, 2007, including its audited financial statements, which will incorporate this revision on or about April 1, 2008.
Selected financial condition and earnings information revised to reflect these changes, is attached.
Home Savings and Butler Wick are wholly owned subsidiaries of the Company. Home Savings operates 39 full service banking offices and 6 loan production offices located throughout Northern and Central Ohio and Western Pennsylvania. Butler Wick has 23 offices providing full

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service retail brokerage, capital markets and trust services throughout Ohio and Western Pennsylvania. Additional information on the Company, Home Savings and Butler Wick may be found on the Company’s web site: www.ucfconline.com.
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When used in this press release the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in Home Savings’ market area, demand for investments in Butler Wick’s market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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UNITED COMMUNITY FINANCIAL CORP.

	As of	As of
	December 31, 2007	December 31, 2006
	(Dollars in thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA (UNAUDITED):

ASSETS
Cash and cash equivalents	$37,363	$35,637
Securities	249,817	248,317
Federal Home Loan Bank stock, at cost	25,432	25,432
Loans held for sale	87,236	26,960
Loans:
Real estate	1,433,995	1,393,814
Construction	382,344	414,141
Consumer	349,447	345,607
Commercial	103,208	116,952
Allowance for loan losses	(32,006)	(16,955)

Net loans	2,236,988	2,253,559
Real estate owned and other repossessed assets	10,510	3,242
Goodwill	33,713	33,593
Core deposit intangible	1,169	1,534
Cash surrender value of life insurance	24,053	23,137
Other assets	53,758	52,134

Total assets	$2,760,039	$2,703,545

LIABILITIES
Deposits:
Interest-bearing	$1,768,757	$1,720,426
Noninterest-bearing	106,449	102,509

Deposits	1,875,206	1,822,935
Federal Home Loan Bank advances	437,253	465,253
Repurchase agreements and other	149,533	98,511
Other liabilities	28,333	35,513

Total liabilities	2,490,325	2,422,212

SHAREHOLDERS’ EQUITY
Preferred stock-no par value; 1,000,000 shares authorized and unissued Common stock-no par value; 499,000,000 shares authorized; 37,804,457 issued	146,683	145,834
Retained earnings	213,727	220,527
Accumulated other comprehensive income (loss)	661	(1,296)
Unearned employee stock ownership plan shares	(9,465)	(11,287)
Treasury stock, at cost; 7,752,684 and 6,827,143 shares, respectively	(81,892)	(72,445)

Total shareholders’ equity	269,714	281,333

Total liabilities and shareholders’ equity	$2,760,039	$2,703,545

Book value per share	$8.97	$9.08
Tangible book value per share	$7.81	$7.95

UNITED COMMUNITY FINANCIAL CORP.

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006
		(Dollars in thousands, except per share data)
SELECTED EARNINGS DATA (UNAUDITED):

Interest income	$42,731	$42,390	$42,692	$169,950	$165,430
Interest expense	24,660	24,512	23,389	96,448	84,428

Net interest income	18,071	17,878	19,303	73,502	81,002

Provision for loan losses	18,318	5,363	1,322	28,750	4,347
Noninterest income:
Brokerage commissions	6,628	6,475	5,193	26,392	19,882
Service fees and other charges	3,009	3,705	2,979	14,057	12,546
Underwriting and investment banking	406	113	594	764	814
Net gains (losses):
Securities	(29)	3	(14)	22	56
Loans sold	545	892	1,044	2,624	2,943
Other	(515)	(143)	(45)	(1,061)	(63)
Other income:	1,113	1,064	982	4,102	4,096

Total noninterest income	11,157	12,109	10,733	46,900	40,274

Noninterest expense:
Salaries and employee benefits	13,595	13,733	13,140	55,969	52,272
Occupancy	1,258	1,232	1,120	4,846	4,450
Equipment and data processing	2,240	2,156	2,298	9,017	8,998
Amortization of core deposit intangible	84	88	205	365	584
Other noninterest expense	4,677	3,523	3,208	15,131	13,514

Total noninterest expense	21,854	20,732	19,971	85,328	79,818

Income (loss) before taxes	(10,944)	3,892	8,743	6,324	37,111
Income tax expense (benefit)	(3,894)	1,309	3,074	2,191	13,000

Net income (loss)	$(7,050)	$2,583	$5,669	$4,133	$24,111

Basic earnings (loss) per share	$(0.25)	$0.09	$0.19	$0.14	$0.83
Diluted earnings (loss) per share	$(0.25)	$0.09	$0.19	$0.14	$0.82
Dividends paid per share	$0.095	$0.095	$0.09	$0.38	$0.36

UNITED COMMUNITY FINANCIAL CORP.

	Three Months Ended	Three Months Ended	Three Months Ended
	December 31,	September 30,	December 31,
	2007	2007	2006
	(Dollars and share data in thousands)
AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA (UNAUDITED):

Net loans (including allowance for loan losses	$2,308,157	$2,263,546	$2,247,958
of $32,006, $23,807 and $16,955, respectively)
Loans held for sale	16,327	18,605	28,649
Securities	245,250	251,585	227,943
Other interest-earning assets	35,809	34,601	32,224
Total interest-earning assets	2,605,543	2,568,337	2,536,790
Total assets	2,759,181	2,719,571	2,677,818
Certificates of deposit	1,142,379	1,096,056	1,140,926
Interest-bearing checking, demand and savings accounts	586,075	584,178	559,322
Other interest-bearing liabilities	598,339	615,891	557,785
Total interest-bearing liabilities	2,326,793	2,296,126	2,258,033
Noninterest-bearing deposits	105,548	103,757	97,116
Total noninterest-bearing liabilities	143,705	138,833	136,214
Total liabilities	2,470,498	2,434,959	2,394,247
Shareholders’ equity	288,683	284,612	283,571
Common shares outstanding for basic EPS calculation	28,339	28,489	29,096
Common shares outstanding for diluted EPS calculation	28,339	28,532	29,493

SUPPLEMENTAL LOAN DATA:

Loans originated	$247,607	$247,890	$270,843
Loans purchased	59,777	61,476	54,384
Loans sold	49,002	52,737	57,469
Loan charge-offs	10,243	1,102	1,046
Recoveries on loans	124	151	98

	As of	As of	As of
	December 31,	September 30,	December 31,
	2007	2007	2006
	(Dollars in thousands)
SUPPLEMENTAL DATA:

Nonaccrual loans	$97,499	$97,253	$52,646
Restructured loans	2,342	2,132	1,385
Real estate owned and other repossessed assets	10,510	11,671	3,242
Total nonperforming assets	111,565	112,491	58,069
Mortgage loans serviced for others	876,147	875,039	861,543
Securities trading, at fair value	5,064	4,964	10,786
Securities available for sale, at fair value	244,753	242,271	237,531
Federal Home Loan Bank stock, at cost	25,432	25,432	25,432
Number of full time equivalent employees	807	799	807

REGULATORY CAPITAL DATA:

Tier 1 leverage ratio	7.47%	8.03%	7.68%
Tier 1 risk-based capital ratio	9.26%	9.94%	9.49%
Total risk-based capital ratio	11.88%	12.44%	11.70%